Consolidated Statements of Comprehensive Loss - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Revenue
Royalty income	$ 19,899	$ 36,702	$ 68,974
Total revenue	19,899	36,701	68,974
Expenses
General and administrative	133,211	186,416	242,410
Depletion	112,482	112,482	112,482
Impairment	9,352,640	0	0
Finance expense	355,401	327,401	302,244
Expense reimbursements	(79,228)	(87,652)	0
Foreign exchange (gain) loss	68,588	37,623	(125,515)
Expenses total	9,943,094	576,270	531,621
Net loss before tax	(9,923,195)	(539,569)	(462,647)
Current income tax expense	(2,142)	(3,369)	(5,046)
Deferred income tax expense	0	0	0
Net income loss	(9,925,337)	(542,938)	(467,693)
Foreign currency translation adjustment	(827,678)	135,245	1,167,320
Comprehensive loss	$ (9,097,659)	$ (678,183)	$ (1,635,013)
Net loss per share (basic and diluted)	$ (0.15)	$ (0.01)	$ (0.01)